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                              LA CROSSE FUNDS, INC.

     Supplement to Prospectus dated February 28, 2002. This Supplement is dated July 2, 2002.

CLOSING OF THE LA CROSSE LARGE CAP STOCK FUND. Effective July 2, 2002, the La Crosse Funds, Inc., of which the La Crosse Large Cap Stock Fund is its only series (the "Fund") will be closed to new investors.

COMBINATION OF LA CROSSE FUND, INC. WITH MOSAIC EQUITY TRUST AND RELATED SPECIAL MEETING OF SHAREHOLDERS. On June 26, 2002, the Fund's Board of Directors (the "Board") approved the proposed transfer of substantially all the assets and stated liabilities of the Fund to the Investors Fund series of the Mosaic Equity Trust (the "Mosaic Fund"), in exchange for shares of the Mosaic Fund (the "Combination"). After the consummation of the Combination, the Fund would terminate and distribute to its record shareholders as of the closing date for the Combination, each such shareholder's pro rata share of the Mosaic Fund shares received in the Combination. The Board intends to call a Special Meeting of Shareholders to be held on August 23, 2002, or as soon as practicable thereafter, to vote on whether to approve an agreement and plan of reorganization providing for the Combination. The Board believes the Combination is in the interest of the Fund's shareholders because, amongst other considerations, (i) the Mosaic Fund has an excellent long-term performance record and has experienced stronger performance than the Fund during the same historical period, (ii) combining the Fund with another fund that is part of a larger fund complex provides Fund shareholders the depth of experience offered by Mosaic Funds and its investment advisor, Madison Investment Advisors, and
(iii) the Combination will result in a larger pool of assets and allow for more efficient management, which should result in lower total fund expense ratios for current Fund shareholders.

In August 2002, all Fund shareholders will be sent a combined proxy and registration statement explaining the Combination and notifying them of the definitive time and date of the shareholder meeting. Following the necessary approvals at the shareholder meeting, your account in the Fund will automatically be converted into shares of the Mosaic Fund with a value equivalent to the value of your account in the Fund immediately prior to the Combination. The Combination is expected to qualify as a tax-free reorganization so that you should not recognize taxable gain or loss for federal income tax purposes as a result of the Combination. Before such time, if you would like to arrange redemption of your shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

If you have any questions, please call us at 1-888-661-7600.